UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2014

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
On June 30, 2014, Aspen Insurance Holdings Limited’s wholly-owned subsidiary Aspen Bermuda Limited (“Aspen Bermuda”) and Citibank Europe plc (“Citi Europe”) replaced an existing letter of credit facility, dated July 30, 2012, in a maximum aggregate amount of up to $950 million (the “LOC Facility”) comprised of two maturity tranches (Tranche I with a limit of $650 million and Tranche II with a limit of $300 million) which expired on its own terms on June 30, 2014. The LOC Facility was replaced with a new letter of credit facility in a maximum aggregate amount of up to $575 million (the “New LOC Facility”). Under the New LOC Facility, which will expire on June 30, 2016, Aspen Bermuda will pay to Citi Europe (a) a letter of credit fee based on the available amounts of each letter of credit and (b) a commitment fee, which varies based upon usage, on the unutilized portion of the New LOC Facility. Aspen Bermuda will also pay interest on the amount drawn by any beneficiary under a credit provided under the New LOC Facility at a rate per annum of LIBOR plus 1% (plus reserve asset costs, if any) from the date of drawing until the date of reimbursement by Aspen Bermuda.
The terms of a Pledge Agreement between Aspen Bermuda and Citi Europe (pursuant to an Assignment Agreement dated October 11, 2006) dated January 17, 2006, as amended, were also amended on June 30, 2014 (the “Pledge Agreement Amendment”) to change the types of securities or other assets that are acceptable as collateral under the New LOC Facility.
All other agreements relating to Aspen Bermuda’s LOC Facility, which now apply to the New LOC Facility with Citi Europe, as previously filed with the Securities and Exchange Commission, remain in full force and effect and are incorporated herein by reference.
The summary above is qualified by the actual terms of the New LOC Facility and the Pledge Agreement Amendment which are filed hereto as exhibit 10.1 and 10.2, respectively.

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant

The information contained above under “Item 1.01 Entry into a Material Definitive Agreement” is hereby incorporated by reference.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

10.1     Letter of Credit Facility between Aspen Bermuda Limited and Citibank Europe plc, dated June 30, 2014.

10.2    Pledge Agreement Amendment between Aspen Bermuda Limited and Citibank Europe plc, dated June 30, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: July 3, 2014	By:	/s/ John Worth
	Name:	John Worth
	Title:	Chief Financial Officer

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